Note 11 - Equity Allocation of General Partner (Details) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net Earnings Attributable To Partners		$ 339	$ 272	$ 99
Special Allocation	[1]	3	0	7
Net Earnings Available To Partners		$ 194	$ 203	$ 65
General partner’s ownership interest		2.00%	2.00%	2.00%
Loss attributable to Predecessors		$ (24)	$ (43)	$ (46)
General partner's interest in net earnings, including incentive distribution rights		(152)	(73)	(43)
General Partner
General partner's IDRs	[2],[3],[4]	(148)	(69)	(41)
Net Income (Loss) Allocated To General Partners, Excluding Incentive Distribution		4	4	1
Loss attributable to Predecessors		0	0	0
General partner's interest in net earnings, including incentive distribution rights		$ 128	$ 30	$ (4)

[1]	Normal allocations according to percentage interests are made after giving effect, if any, to priority income allocations in an amount equal to incentive cash distributions fully allocated to the general partner and any special allocations. The adjustment reflects the special allocation to common units held by TLGP for the interest incurred in connection with borrowings on the Dropdown Credit Facility in lieu of using cash on hand to fund the Alaska Storage and Terminalling Assets acquisition during the year ended December 31, 2016.
[2]	IDRs entitle the general partner to receive increasing percentages, up to 50%, of quarterly distributions in excess of $0.3881 per unit per quarter. The amount above reflects earnings distributed to our general partner net of $10 million of IDRs for the year ended December 31, 2015, waived by TLGP.
[3]	In connection with the Rockies Natural Gas Business Acquisition, our general partner waived its right to $10 million of general partner distributions with respect to IDRs during 2015.
[4]	Our distributions are declared subsequent to quarter end; therefore, the following table represents total cash distributions applicable to the period in which the distributions are earned.